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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT


                        Pursuant to Section 13 of the

                       Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):  February 23, 1998


                         Discover Card Master Trust I
              --------------------------------------------------
              (Exact name of registrant as specified in charter)



       Delaware                  0-23108                      51-0020270
       --------                  -------                      ----------
      (State of                (Commission                  (IRS Employer
    Organization)             File Number)               Identification No.)


c/o Greenwood Trust Company
12 Read's Way
New Castle, Delaware                                             19720
----------------------------------------                         -----
(Address of principal executive offices)                       (Zip Code)



Registrant's Telephone Number, including area code:  (302) 323-7184
                                                    ----------------

Former name or former address, if changed since last report:  Not Applicable



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Item 5.          Other Events

                 Series 1998-2. On February 23, 1998, the registrant made available to prospective investors a series term sheet setting forth a description of the collateral pool and the proposed structure of $500,000,000 aggregate principal amount of Series 1998-2 ___% Class A Credit Card Pass-Through Certificates and $26,316,000 aggregate principal amount of Series 1998-2 ___% Class B Credit Card Pass-Through Certificates of Discover Card Master Trust I. The series term sheet is attached hereto as Exhibit 99.

Item 7.          Exhibits

Exhibit No.      Description

Exhibit 99 Series Term Sheet dated February 23, 1998, with respect to the proposed issuance of the ___% Class A Credit Card Pass-Through Certificates and the ___% Class B Credit Card Pass-Through Certificates of Discover Card Master Trust I, Series 1998-2.





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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   Discover Card Master Trust I
                                     (Registrant)


                                   By:  Greenwood Trust Company
                                        (Originator of the Trust)




Date: February 23, 1998            By:  /s/ John J. Coane
                                       ---------------------------------------
                                       John J. Coane
                                       Vice President, Director of Accounting
                                        and Treasurer







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                              INDEX TO EXHIBITS

Exhibit        Description                                                 Page

Exhibit 99     Series Term Sheet dated February 23, 1998,                   5
               with respect to the proposed issuance
               of the ___% Class A Credit Card
               Pass-Through Certificates and the ___% Class
               B Credit Card Pass-Through Certificates of
               Discover Card Master Trust I, Series 1998-2.






















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